LINDNER INVESTMENTS

SUPPLEMENT, dated June 25, 1999, to Prospectus and Statement of Additional Information, dated September 30, 1998:

Effective immediately, the Lindner International Fund and the Lindner High-Yield Bond Fund have been closed to new investors and no sales of shares will be accepted from investors other than from automatic purchase plans and through the reinvestment of dividends. The Board of Trustees has authorized the Trust to seek shareholder approval for the complete liquidation and termination of these two Funds, and additional information will be sent to shareholders of these Funds in the near future.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE